UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 18, 2003
                Date of Report (Date of earliest event reported)


                      BRITTON & KOONTZ CAPITAL CORPORATION
           (Exact name of the registrant as specified in its charter)


 MISSISSIPPI                        0-22606                      64-0665423
(State or Other              (Commission File Number)          (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


      500 Main Street, Natchez, Mississippi                          39120
    (Address of Principal Executive Offices)                      (Zip Code)


                                 (601) 445-5576
              (Registrant's Telephone Number, Including Area Code)

Item 4.   Change in Registrant's Certifying Accountant.

         On March 18, 2003, May & Company notified Britton & Koontz Capital Corporation (the "Company") that May & Company would decline to stand for re-election as the Company's certifying accountant for the fiscal year ending December 31, 2003 because May & Company intends to discontinue auditing publicly traded companies. In addition, on April 15, 2003, the Company's audit committee approved the engagement of Hannis T. Bourgeois as the Company's certifying accountant for the fiscal year ending December 31, 2003.

         The reports of May & Company on the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended December 31, 2001 and December 31, 2002 and through March 18, 2003, there have been no disagreements with May & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of May & Company, would have caused it to make reference thereto in their reports on the Company's consolidated financial statements for such years.

         Attached as Exhibit 16 to this Form 8-K is a letter dated April 17, 2003 from May & Company stating that they agree with the statements made by the Company in this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

               Exhibit 16 Letter, dated April 17, 2003, from May & Company to the Securities and Exchange Commission regarding change in the certifying accountant of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRITTON & KOONTZ CAPITAL CORPORATION



Date: April 17, 2003                     By: /s/  W. Page Ogden
                                             --------------------------------
                                             Chairman & Chief Executive Officer

                                   EXHIBIT 16




                        [Letterhead of May and Company]







April 17, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Britton & Koontz Capital Corporation (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K as part the Company's Form 8-K report dated March 18, 2003. We agree with the statements concerning our Firm in such form 8-K.

Very truly yours,




/s/ May & Company, LLP
    ---------------------
    May & Company, LLP